EXHIBIT 99.2

Third-Quarter Preliminary Results October 31, 2007

Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Financial Highlights Mary Mikkelson ? Senior Vice President and Chief Financial Officer Third-Quarter Performance and Land Sales Update Robert Gibney ? Vice President Investor Relations and External Affairs Perspective and Key Strategic Initiatives Tom Adams ? Chairman and Chief Executive Officer Q&A

Working Capital & Cash Flow Cash to Cash 127 138 Cash Flows Sept. 30, 2007 (In Days) Mar. 31, 2006 From Operating Activities ($MM) Q3, 07 Q3, 06 Cornerstone On Schedule Inventory, Receivables & Payables $ 82.3 $ 49.5 YTD 9/30/06 $ 96.4 $ 62.9 YTD 9/30/07

Debt Pay Down $32MM Q3 Reduction in Debt Total Outstanding Debt as of Sept. 30, 2007: $505MM Accounts Receivable Securitization Program Effective September 2007 Additional $20MM Debt Reduction Completed in October $485MM Outstanding Debt as of Oct. 30, 2007 2006 2007 6/30/1905 190 147 127 ($MM) Term Loan $190 $127 2006 2007 Q4 Q3 Debt Reduction Since IPO = $65MM $147 2007 October

Selling, General & Administrative (SG&A) Project Cornerstone Reductions Restructuring Retiree Medical Contribution Changes $93MM reduction in post- retirement obligation ~$6MM lower retiree medical costs in 2007 ($MM) Baseline Improvements 2006 2007 East 139 123 $139 $118 - $123 IPO* 2007 Projection SG&A *As adjusted for reclassifications

Financial Items Financial Items ($MM) Q3 2007 YTD 2007 2007 Outlook Selling, General & Administrative (SG&A) $27.3 $92.3 $118 - $123 Interest Expense $12.8 $37.5 $49 to $51 Capital Expenditures $17.7 $51.5 $75 to $80 Depreciation and Amortization $27.0 $82.8 $106 to $110 Effective Tax Rate 36%* *Excludes impact of the tax valuation allowance Disciplined Financial Management

Environmental Reserves = $203.6MM Receivables 2007 Net Cash Spend Projected = $35MM to $40MM Mitigating Items Government reimbursements (DOE, DOD) Insurance policies Kerr-McGee 7-year remediation cost reimbursement program Reimburses Tronox for 50% of remediation cost in excess of reserves at IPO up to $100MM As of Sept. 30, 2007 $ = 65.2MM* *Excludes anticipated future receivables of $33MM from DOE for West Chicago Proactive Management of Environmental Liabilities

Third-Quarter Preliminary Results Net Sales Cost of Sales Gross Margin Loss From Continuing Ops. Diluted EPS From Continuing Ops. Third Quarter 2006 Third Quarter 2007 Foreign Exchange & Freight $13MM Restructuring & Tax Valuation Charge ($MM) 378.6 334.6 44.0 (0.7) (0.02) $ 363.1 332.0 31.1 (18.7) (0.46) $ Lower Sales Volume & Price Due to Weak North American Demand $(0.14) Excluding Unusual Items

Q3 2007 EPS Bridge (vs. Q3 2006) Based on 40.7MM shares Pretax

Process Chemicals & Freight Chlorine & Caustic Soda High Operating Rates & Weak Dollar Pushing Caustic Pricing Up Chlorine is Generally Stable but May Be Under Pressure Due to Housing Starts Source: CMAI average market data Record Input Cost Levels Ocean Freight Ocean Bulk Freight Prices Impacting Titanium Ore Costs Source: Baltic Exchange

Lower Sales Volumes & Prices Due to Weak North American Demand 2006 2007 East 351.3 335.6 ($MM) 589 598 Operating Profit 2007 2006 155.2 149.2 ($MM) $351.4 $335.6 Sales Q3 Q3 2007 2006 Q3 Q3 TiO2 Pigment 2006 2007 6/30/1905 15.6 3.7 8.5 2007 Q2 $15.6 $3.7 $8.5 Improved Costs Sequentially

2006 2007 East 27.2 27.6 ($MM) Sales $27.2 $27.5 2006 2007 Q3 Q3 Q2 Revenues Up From Cornerstone Program EMD Anti-Dumping Action Progressing Commerce Department investigation Commerce estimated dumping rates of 53% for Australia & 134% for China Final determinations due by Fall 2008 Electrolytic & Other Chemical Products Continuing to Execute Cornerstone Program

TRONOX INCORPORATED



Land Sales Progress

100%-Owned Land Progress

- **53-Acre Parcel Under Contract**
  - All commercial issues completed – ready for closing
  - NFA process on track
    - All validation testing completed
    - Report will be submitted to NDEP in November
    - If approved by NDEP, closing will occur in December

LandWell Interest Progress

- **LandWell 2,200-Acre Development**
  - City of Henderson approved owners partition agreement & development plan in October
  - Negotiations continue with finalists



Progress Being Made on Both Land Sales Initiatives with $35MM to $40MM Projected in 2007

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Business Strategy Portfolio Management Segmentation by application, region & customer with focus on margins Technology R&D, capital management, innovation & utilization, IT Manufacturing Excellence Maintenance, quality, uptime, safety Fixed & variable cost efficiencies Supply chain Procurement, logistics, inventory, S&OP, cash-to-cash cycle Asset Management Balance sheet flexibility, land sales, brownfield / organic expansion, legacy sites Objective: Focus on Cash, Returns & Profit People / Change Management Training / development, culture

Cornerstone Execution Status Summary Teams on track or ahead of schedule Remain committed to target attainment Cornerstone impacting the bottom line Additional $8MM Uerdingen cost reduction target Cash Cost Reductions Land Sales & Capital Program * Does not include 2,200-acre LandWell sales $MM $MM * (Cumulative) (Cumulative) Inventory, Receivables & Payables *

Balance Sheet Flexibility Accounts Receivable Program - September 2007 $50MM in Debt Reduction Environmental Risk Mitigation Strategies Negotiations with regulators Pursuing other PRPs Insurance & Anadarko reimbursements Sell land with environmental obligations Continued Focus on Balance Sheet Flexibility Assets Uerdingen Facility Hamilton - RTI

Location M Tonnes Hamilton 225 Savannah 110 Western Australia 110 Botlek 90 Uerdingen (Sulfate) 107 Global Capacity 642 Global TiO2 Operations Nameplate Capacity (1) Multiple Global TiO2 Production Facilities Increases Flexibility to Quickly Respond to Changing Demand Sales & Technical Service (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner.

Supply & Demand Strong Growth Outside U.S. Keeping Global TiO2 Inventories Below Seasonal Norms Industry Capacity Utilization in Low to Mid 90s > Seasonal Average < Seasonal Average Hurricane Impact Source: Company Estimates Region Year-Over-Year % Change in Demand Americas - 4% Europe + 7% Asia + 10% Worldwide > 3.2% Source: Company Estimates Led to Significant Pricing Increases Global Business = Balanced Fundamentals

TiO_2 Pricing Environment

- **Market Fundamentals Support Higher Prices:**
  - Global demand up ~3%-4%
  - Capacity utilization ~92%-95%
  - Inventory levels below seasonal norms
- **Increased Prices Required to Offset Rising Input Costs**
  - Caustic, chlorine, petroleum coke
  - Freight costs
  - Energy

- **Price Increases Announced:**

Region	7/01/07	10/01/07
Asia-Pacific	$100/mt	$100/mt
Middle East Africa	$120/mt	$150/mt

	7/01/07	10/15/07
North America	$0.05/lb	$0.06/lb
Central / S. America	$100/mt	$130/mt
Europe	€80/mt	€100/mt

Tronox Focused On Moving Prices Higher in All Regions

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Business Strategy Portfolio Management Segmentation by application, region & customer with focus on margins Technology R&D, capital management, innovation & utilization, IT Manufacturing Excellence Maintenance, quality, uptime, safety Fixed & variable cost efficiencies Supply chain Procurement, logistics, inventory, S&OP, cash-to-cash cycle Asset Management Balance sheet flexibility, land sales, brownfield / organic expansion, legacy sites Objective: Focus on Cash, Returns & Profit People / Change Management Training / development, culture

Q&A www.tronox.com

Third-Quarter Preliminary Results October 31, 2007